UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

11311 Concept Blvd

Largo, Florida 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on April 17, 2020, CONMED Corporation (“CONMED”) and its subsidiary Linvatec Nederland B.V., entered into the Second Amendment (the “Second Amendment”) to the Sixth Amended and Restated Credit Agreement (the “Base Credit Agreement” and, as amended, the “Credit Agreement”), among CONMED, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The Second Amendment amended the Base Credit Agreement to, among other things, suspend the application of the financial maintenance covenants thereunder and modify certain restrictive covenants therein during the Suspension Period (as defined in the Second Amendment). The Second Amendment also modified the applicable interest rates and commitment fees payable under the Base Credit Agreement during and after the Suspension Period. On November 20, 2020, CONMED and Linvatec Nederland B.V. entered into the Third Amendment (the “Third Amendment”) to the Base Credit Agreement, which, among other things, reduced certain interest rate margin and interest rate floor provisions during the Suspension Period.

On April 15, 2021, CONMED issued a notice that it had elected to terminate the Suspension Period effective as of April 15, 2021 (the “Suspension Period Termination Date”) as a result of having been in compliance with the financial maintenance covenants that were contained in the Base Credit Agreement for the fiscal quarter ended December 31, 2020. As of the Suspension Period Termination Date, CONMED will be subject to the financial maintenance covenants, restrictive covenants, interest rates and commitments as provided in the Credit Agreement without the modifications that were in effect during the Suspension Period.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President, General Counsel & Secretary

Date: April 19, 2021